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                                                                   EXHIBIT 23(e)

                      CONSENT OF FARKAS BERKOWITZ & COMPANY

     In reference to the Registration Statement on Form S-1 and the related Prospectus of MPW Industrial Services Group, Inc. (File No. 333-36887), we hereby consent to the reference to us in such Registration Statement and Prospectus.

                                        FARKAS BERKOWITZ & COMPANY


                                        By: /s/ JOAN B. BERKOWITZ
                                           ------------------------------------
                                        Name:  Joan B. Berkowitz
                                        Title:  Managing Director


Columbus, Ohio
November 6, 1997